UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 03, 2026

Acadia Realty Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-12002	23-2715194
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Avenue Suite 300
Rye, New York		10580
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 914 288-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Shelf Registration Statement

On November 3, 2026, Acadia Realty Trust (the “Company”) filed with the U.S. Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (the “2026 Shelf Registration Statement”) to replace the Company’s existing automatic shelf registration statement on Form S-3 (No. 333-275356) filed with the Commission on November 7, 2023 (the “2023 Shelf Registration Statement”), which will expire on November 7, 2026 pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended. In connection with the filing of the 2026 Shelf Registration Statement, the Company also filed a prospectus supplement to continue the offering of common shares of beneficial interest of the Company under its existing at-the-market equity offering program, which was previously covered by a prospectus supplement and the accompanying prospectus to the 2023 Shelf Registration Statement.

Amendment No. 1 to the ATM Equity Offering Sales Agreement

On November 3, 2026, the Company and Acadia Realty Limited Partnership, the operating partnership of the Company, entered into Amendment No. 1 (“Amendment No. 1”) to the ATM Equity Offering Sales Agreement (as amended, the “Sales Agreement”) dated February 14, 2025, with each of BofA Securities, Inc., Barclays Capital Inc., Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC as sales agents, principals and/or forward sellers (the “Sales Agents”), and Bank of America, N.A., Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, Jefferies LLC, JPMorgan Chase Bank, National Association, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association or one of their respective affiliates, as forward purchasers (the “Forward Purchasers”), to sell, from time to time, common shares of beneficial interest of the Company, par value $0.001 per share, having an aggregate sale price of up to $500,000,000 through the Company’s existing at-the-market equity offering program. As of the date of Amendment No. 1, common shares having an aggregate gross sales price of up to $199,062,233.91 remain available for issuance under the at-the-market equity offering program (the “ATM Shares”). Amendment No. 1 was entered into in order to (i) reflect the filing of the 2026 Shelf Registration Statement, (ii) include Citizens JMP Securities, LLC as an additional Sales Agent and Forward Purchaser and (iii) make certain other amendments to the Sales Agreement.

The ATM Shares will be issued pursuant to the Company’s 2026 Shelf Registration Statement, which became effective automatically upon filing with the Commission on November 3, 2026.

The foregoing description of Amendment No. 1 is a summary and is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the filing of the prospectus supplement, the Company’s counsel, Venable LLP, delivered its legality opinion with respect to the ATM Shares, a copy of which is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1

Amendment No. 1, dated November 3, 2026, to the ATM Equity Offering Sales Agreement, dated February 14, 2025, among Acadia Realty Trust, Acadia Realty Limited Partnership and BofA Securities, Inc., Barclays Capital Inc., Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as sales agents and forward sellers, and Bank of America, N.A., Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, Jefferies LLC, JP Morgan Chase Bank, National Association, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association, or one of their respective affiliates, as forward purchasers

5.1	Opinion of Venable LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibit 101.)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acadia Realty Trust (Registrant)

Date:	November 3, 2026	By:	/s/ John Gottfried
John Gottfried Executive Vice President and Chief Financial Officer